                              LETTER OF TRANSMITTAL
                        PIONEER FINANCIAL SERVICES, INC.
          4700 Belleview Avenue, Suite 300, Kansas City, Missouri 64112
                              ______________, 2003

                                  Instructions

         Introduction. This letter of transmittal is being sent to you in connection with the rescission offer being conducted by Pioneer Financial
Services, Inc. in which we are offering to repurchase all of the junior subordinated debentures that we have issued or renewed since January 1, 2002.
Please review the accompanying prospectus for information about the terms and conditions of the rescission offer.

         Acceptance of Rescission Offer. To accept our rescission offer and receive payment for your debentures, you must:

         1.   Check the "Accept" box on this letter of transmittal, sign and date it, and have your signature notarized. Please note that by marking the "Accept" box, you will be waiving any claims you may have against us for failing to register the debentures under the
              Securities Act of 1933 and will be appointing Randall J. Opliger,
              Chief Financial Officer, Secretary and Treasurer of Pioneer
              Financial Services, Inc., as your attorney-in-fact to do all things necessary to effectuate your acceptance of the rescission offer;

         2.   Check the "sells, assigns and transfers" box on the back of your debenture and insert Pioneer Financial Services, Inc. on the line to the right (as shown in Exhibit A, attached hereto) and sign and date the debenture, and have your signature notarized. If you do not have any printed text on the back of your debenture, simply sign the back of your debenture and have your signature notarized.
              If you have lost your debenture, sign and date the enclosed
              Affidavit of Lost Debenture and Indemnity Agreement and have your signature notarized;

         3.   Complete and sign the enclosed Substitute Form W-9; and

         4.   Send or deliver the above-listed documents to us at 4700 Belleview
              Avenue, Suite 300, Kansas City, Missouri 64112; Attention: Melissa
              Kuhn, Investment Analyst. If you send your debenture rather than hand deliver it, we recommend that you use an insured delivery service.

         THE RESCISSION OFFER EXPIRES ON ________, 2003. WE MUST RECEIVE ALL OF
THE ABOVE-LISTED DOCUMENTS, PROPERLY EXECUTED, BY 5:00 P.M. (KANSAS CITY TIME)
ON ________, 2003.

         Please note that if you debenture currently earns interest at a rate greater than 8%, the interest rate applicable to this rescission offer is less than the current rate of interest on your debenture. By tendering your debentures you will not be entitled to any other payments on your debentures, including, without limitation, any accrued and unpaid interest.

         Please note that if you hold your debenture in an IRA, a simplified employee pension account or a Roth IRA you may suffer adverse tax consequences if you do not comply with all applicable IRS rules and regulations. Please see the prospectus for more information.

         If you elect to accept our rescission offer and deliver all of the above-listed documents to us, properly executed, prior to the expiration of the rescission offer, we will mail payment for your debentures within fifteen business days after the expiration of the rescission offer to the address to which this letter of transmittal was sent, unless a different address is listed in the letter of transmittal.

         Any defect or deficiency in the documents delivered must be cured prior to the expiration of the offer unless waived by us. Tenders of outstanding debentures will not be deemed to have been made until all defects and irregularities have been waived by us or cured. Neither we, nor any other person, is under any duty to give notice of any defects or irregularities in tenders of debentures, or will incur any liability to you for failure to give any such notice.

         Rejection of Rescission Offer.  To reject our rescission offer:

         1.   Check the "Reject" box on this letter of transmittal, and sign and date it. Please note that by marking the "Reject" box, you will be affirmatively waiving any and all claims you may have against us for failing to register the debentures under the Act; and

         2.   Send or deliver the above-listed document to us by 5:00 p.m.
              (Kansas City time) on __________, 2003, at 4700 Belleview Avenue,
              Suite 300, Kansas City, Missouri 64112.

         Debenture holders who fail to respond to the rescission offer by 5:00
p.m. (Kansas City time) on ________, 2003 will be deemed to have rejected the rescission offer.

         A decision to reject the rescission offer will result in you continuing to own your debenture, continuing to receive interest payments on your debenture at its stated rate and having a right to be paid its principal amount upon maturity unless the debenture is earlier redeemed in accordance with its terms.
We believe that by conducting this rescission offer, you will be precluded from requiring us in the future to repurchase your debenture for our alleged failure to register the debenture under federal securities law.

         Withdrawal of Tender. You may withdraw your tender of your debentures at any time prior to 5:00 p.m., Kansas City time, on _________, 2003. To withdraw your tender, you must send written notice to: Melissa Kuhn, Investment Analyst,
Pioneer Financial Services, Inc., 4700 Belleview Avenue, Suite 300, Kansas City,
Missouri 64112. The notice must contain the following information: the name of the debenture holder of record, the principal amount and number of the debenture, and the date the debenture was issued. The notice must also be signed by the registered debenture holder and notarized.

         Neither we nor any of our employees makes any recommendation to you with respect to this rescission offer. We urge you to read this prospectus carefully and to make an independent evaluation with respect to the rescission offer.

                                   ACCEPTANCE

 _____
|     |  The undersigned hereby ACCEPTS the rescission offer of Pioneer
|     |  Financial Services, Inc. (the "Company") to repurchase the debentures
|     |  listed below, all of which were purchased by the undersigned, or
|_____|  renewed in accordance with their terms, since January 1, 2002. The undersigned further represents that the undersigned is the holder of record of the debentures. In consideration of the rescission offer, the undersigned hereby irrevocably releases and forever discharges the
         Company and its past, current and future directors, stockholders, employees, affiliates, representatives and agents (collectively, the
         "Released Parties") from any and all claims that the undersigned and the undersigned's successors and assigns have or might have against the
         Released Parties in connection with the sale and issuance by the
         Company of the debentures subject to the rescission offer, to the maximum extent permitted by applicable law. The undersigned further appoints Randall J. Opliger, Chief Financial Officer, Secretary and
         Treasurer of the Company as the undersigned's attorney-in-fact with full power of substitution and resubstitution, to cause or to do or cause to be done all acts, as he, in his sole and absolute discretion, deems necessary or desirable to fully effectuate the undersigned's acceptance of the rescission offer.

         Debentures Tendered for Payment.

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      Name of Record Holder             Principal Amount           Debenture Number             Date Issued
------------------------------------ ------------------------ ---------------------------- ----------------------

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Alternate Address for Payment.  If you are accepting the rescission offer and would like payment for your debenture sent to an address other than the one to which this letter of transmittal was sent, please indicate the alternative address to which we should send your payment.
                                                              ---------------------------------------------------

         The undersigned hereby acknowledges having received and carefully read the Prospectus and the terms and conditions of this letter of transmittal.

Date:                                     Debenture Holder(s):
       -------------------------------

                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          -------------------------------------

STATE OF                   )              Name:
                           ) ss.                -------------------------------
COUNTY OF                  )

         Before me, _______________________, a Notary Public, in and for said
County and State, appeared ________________________ personally known to me or having produced for me adequate proof of identity, who, being first duly cautioned and sworn, acknowledged the signing of the foregoing to be his or her free act and deed.

         Sworn to and subscribed to me this ___ day of ____________, 2003.

                                           ------------------------------------
My Commission Expires:                           Notary Public

-------------------------

**PLEASE NOTE THAT YOU DO NOT NEED TO SIGN OR RETURN THIS PAGE IF YOU ARE
   REJECTING THE RESCISSION OFFER

                                    REJECTION

 _____        The undersigned hereby REJECTS the rescission offer of Pioneer Financial
|     |       Services, Inc. (the "Company") to repurchase all of the debentures
|     |       purchased by the undersigned or renewed in accordance with their terms
|     |       since January 1, 2002, and acknowledges that the Company will not make any
|_____|       future offers to repurchase the debentures purchased by the undersigned.
              The undersigned hereby irrevocably releases and forever discharges the
              Company and its past, current and future directors, stockholders, employees, affiliates, representatives and agents (the "Released Parties")
              from any and all claims that the undersigned and the undersigned's successors and assigns have or might have against the Released Parties in connection with the sale and issuance by the Company of the debentures subject to the rescission offer, to the maximum extent permitted by applicable law.

         The undersigned hereby acknowledges having received and carefully read the Prospectus and the terms and conditions of this letter of transmittal.

Date:                                               Debenture Holder(s):
       ------------------------------------

                                                    ------------------------------------
                                                    Name:
                                                        --------------------------------

                                                    ------------------------------------
                                                    Name:
                                                        --------------------------------

**PLEASE NOTE THAT YOU DO NOT NEED TO SIGN OR RETURN THIS PAGE IF YOU ARE
   ACCEPTING THE RESCISSION OFFER

                          AFFIDAVIT FOR LOST DEBENTURE
                             AND INDEMNITY AGREEMENT

         The undersigned, being duly sworn and under penalty of perjury, does hereby state and certify that:

         1. The undersigned is at least 18 years of age;

         2. The undersigned is the legal and beneficial owner of the following junior subordinated debenture(s) of Pioneer Financial Services, Inc., a Missouri corporation (the "Company"), issued or renewed since January 1, 2002 (the
"Debentures"):

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           Principal Amount                        Debenture Number                          Date Issued
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         3. The undersigned wishes to accept the rescission offer of the
Company, pursuant to which the undersigned agrees to sell the Debentures to the
Company;

         4. The Debentures have been mislaid, lost, stolen or destroyed;

         5. The Debentures were registered in the name of the undersigned;

         6. The undersigned has not disposed of or transferred the Debentures or any interest therein to any other person or persons and has not pledged or hypothecated the Debentures or given any person or persons any security interest therein or any proxy, power of attorney, order or authority of any kind or nature whatsoever to transfer the Debentures or any interest therein;

         7. This Affidavit for Lost Debenture and Indemnity Agreement is made and given for the purpose of inducing the Company to repurchase the Debentures;

         8. The undersigned agrees that if the Debentures come into the possession, custody or power of the undersigned, the undersigned will deliver the Debentures to the Company immediately; and

**PLEASE NOTE THAT YOU DO NOT NEED TO COMPLETE AND RETURN THIS AFFIDAVIT FOR
LOST DEBENTURE AND INDEMNITY AGREEMENT UNLESS YOU ARE ACCEPTING THE RESCISSION
OFFER AND HAVE LOST YOUR DEBENTURE

         9. In consideration of the repurchase of the Debentures by the Company, the undersigned, for himself and his heirs, personal representatives and assigns, does hereby agree to indemnify the Company and its directors, officers and principals from and against any and all claims and demands of every kind and nature, actions, causes of action, suits and controversies, and from and against any and all losses, damages, costs, charges, attorneys' fees, expenses and liabilities, arising out of or related to (a) any claim by any other person or entity based on or asserting ownership or title in, or any lien or encumbrance or other interest (legal or beneficial) in, the Debentures; or (b) any inaccuracy in or breach of the representations and covenants of the undersigned set forth herein; or (c) any other matter or thing relating to the Debentures.

         10. The undersigned agrees that if required by the Company, the undersigned will post an indemnity bond in an amount sufficient, in the reasonable judgment of the Company, to protect the Company or any agent of the
Company from any loss they may suffer in connection with the Debentures. The undersigned further agrees that if the undersigned fails to do so, that the
Company may reject this Affidavit for Lost Debenture and Indemnity Agreement and
that if the undersigned is unable to deliver such Debentures to the Company on or before ____________, 2003, that the undersigned will be deemed to have rejected the rescission offer with respect to the Debentures not so delivered.

Executed this ____ day of ______________, 2003.

                                                 Registered Holder(s):

                                                 Name:
                                                       -----------------------------------------------

                                                 Name:
                                                       -----------------------------------------------

STATE OF               )
         --------------
                       ) ss.
COUNTY OF              )
         --------------

         I hereby certify that on this ___ day of ___________, 2003, before me, a Notary Public of the State of _____________________, personally appeared
_________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed the same for purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------------
                                            Notary Public

My Commission Expires:

-----------------------------

**PLEASE NOTE THAT YOU DO NOT NEED TO COMPLETE AND RETURN THIS AFFIDAVIT FOR
LOST DEBENTURE AND INDEMNITY AGREEMENT UNLESS YOU ARE ACCEPTING THE RESCISSION
OFFER AND HAVE LOST YOUR DEBENTURE

SUBSTITUTE                                         Request for Taxpayer                          Give form to the
Form W-9                                 Identification Number and Certification                 requester.  Do not
                                                                                                 send to the IRS.

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                Name

 Print
 or
 type        ----------------------------------------------------------------------------------------------------------------------
               Business name, if different from above
 See
 Specific
 Instructions
 on
 page
 2.
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                                                                                                         Exempt from
      Check appropriate    | | Individual         |  | Corporation   |  | Partnership   |  | Other  |  | backup bwithholding
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       Address (number, street, and apt. or suite no.)                          | Requester's name and address
                                                                                |(optional)

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       City, state, and ZIP code

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       List account number(s) here (optional)
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Part I          Taxpayer Identification Number (TIN)
---------- -----------------------------------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social
security number (SSN). However, for a resident alien, sole proprietor, or                    Social security number
disregarded entity, see the Part I instructions on page 3. For other entities,
it is your employer identification number (EIN). If you do not have a number,                   -----------------------
see How to get a TIN on page 3.                                                                    or

Note: If the account is in more than one name, see the chart on page 4 for                      Employer identification number
guidelines on whose number to enter.
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                                                                                                Social security number
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Part II        Certification
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Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number
    (or I am waiting for a number to be issued to me); and

2.  A am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.  I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the
Certification, but you must provide your correct TIN. (See the instructions on page 4.)
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Sign Here    Signature of                                  Date
             U.S. Person
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